Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of China Biopharmaceuticals Holdings, Inc. (the "Company"), on Form 10-K for the period ended December 31, 2008 as filed with the Securities and Exchange Commission ("SEC") on the date hereof (the "Report"), the undersigned officer of the Company certifies, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

i. the Report fully complies with the requirements of Section 13(a)or 15(d) of the Securities Exchange Act of 1934; and

ii. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Zhang Jian
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Zhang Jian
Chairwoman and Chief Financial Officer

March 31, 2009